Dreyfus
New York
Tax Exempt
Money Market Fund
Semi-Annual
Report

November 30, 1997

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus New York Tax Exempt Money Market Fund for the six-month period ended November 30, 1997. Your Fund produced an annualized yield of 3.01% and, after taking into account the effect of compounding, the annualized effective yield was 3.05%.*

Economic Overview

   The U.S. economy continued to grow solidly during recent months, although there were signs of a slowdown ahead as the period drew to a close. Growth in the Gross Domestic Product (GDP) remained strong during the second quarter of 1997, at 3.3%, and fall data seemed to indicate more of the same for the third quarter. Construction of new homes and apartments unexpectedly rose in October, while retailing results improved and product orders stayed strong. Job gains were also healthy, and October's unemployment rate dipped to a 24-year low. Weakness began to emerge, however, with a sharp widening in the September trade gap, probably representing the first sign that Asia's financial turmoil is slowing U.S. growth. Recent orders for big-ticket durables also suggested some economic deceleration, as did a drop in November's National Association of Purchasing Managers' factory index, which has declined three of the last four months.

   Although strong economic growth and tightening employment conditions have kept market participants on edge about the potential for rising inflation, the actual inflation picture has improved. The highly reliable, broadly based core GDP chain weight price index was up only 1.6% over the past four quarters, and has been demonstrating a clear decelerating trend. In fact, the Federal Reserve Board's Open Market Committee left the Federal Funds target rate unchanged at its November meeting and has not raised it since last March. Short-term rates have responded accordingly and remained in a trading range throughout most of the period.

Market Environment/Portfolio Overview

   While the Federal Reserve Board remained quiet over the summer months, market technicals (i.e. supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and July. This increase in investable assets marketwide placed temporary downward pressure on yields. In the following weeks, issuers returned to the market with their summer financings, alleviating the supply and demand imbalance. During this period, your Fund selectively purchased high-quality New York tax-exempt notes which allowed your Fund to diversify and extend out on the one-year yield curve. Since that time, the market for one-year paper has remained in a trading range. With the relatively flat yield curve environment that existed, we did not need to extend your Fund's average maturity significantly in order to capture and lock in attractive rates.

   As year-end approaches we expect to see a temporary rise in short-term rates as a result of corporate "window dressing." In addition, dealers generally price securities at attractive levels in order to keep their year-end inventory to a minimum. This situation tends to reverse itself in early January as investors return to the marketplace and demand for short-term municipals increases. As a result, over year-end we expect to see some volatility in short-term yields but then the market should stabilize. During this period we will attempt to minimize the volatility in rates for your Fund by purchasing commercial paper or short notes which mature beyond January. As always, new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.

                                    Very truly yours,

                                    /s/ Richard J. Moynihan

                                    Richard J. Moynihan
                                    Director, Municipal Portfolio Management
                                    The Dreyfus Corporation
December 18, 1997
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
Statement of Investments                          November 30, 1997 (Unaudited)

                                                                                               Principal
Tax Exempt Investments--100.0%                                                                  Amount           Value
--------------------------------------------------------------------------------            ------------     ------------

New York--94.7%
Deer Park Union Free School District, TAN 4.25%, 6/26/98.......................             $  8,000,000     $  8,017,491
Dover Union Free School District, BAN 4.25%, 9/11/98...........................                7,000,000        7,011,800
Half Hallow Hills Central School District, TAN
   (Huntington and Babylon) 4%, 6/26/98........................................                9,000,000        9,008,333
Longwood Central School District, TAN 4.35%, 6/30/98...........................                5,600,000        5,612,436
Metropolitan Transportation Authority, Commuter Facilities Revenue, VRDN
   4.15% (LOC: Bank of Tokyo-Mitsubishi, Industrial Bank of Japan, JP Morgan,
   National Westminster Bank and Sumitomo Bank) (a,b)..........................               11,500,000       11,500,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
   3.70% (LOC; Rabobank Nederland) (a,b).......................................                4,700,000        4,700,000
New York City:
   CP:
      3.70%, 12/11/97 (LOC: Morgan Guaranty Trust Co.) (a).....................                5,000,000        5,000,000
      Municipal Assistance Corporation
         3.60%, Series 2, 12/10/97 (LOC; Landesbank Hessen) (a)................               10,000,000       10,000,000
   RAN 4.50%, Series A, 6/30/98 (LOC: Bayerische Landesbank, Landesbank Hessen,
      Morgan Guaranty Trust Co., National Westminster Bank, Societe Generale and
      Westdeutsche Landesbank) (a).............................................               10,000,000       10,036,042
   VRDN
      Trust Cultural Resource Revenue, Refunding (American Museum of Natural History)
      3.75%, Series A (Insured; MBIA and BPA; Credit Suisse) (b)...............                5,900,000        5,900,000
New York City Health and Hospital Corporation, Health Systems Revenue, VRDN
   3.85%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b).............                8,000,000        8,000,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
   (Multi-Family York Avenue Development Project) 3.90% (LOC; Midland Bank) (a,b)              7,000,000        7,000,000
   (Park Gate Tower) 3.85%, Series 1 (LOC; Citibank) (a,b).....................                  580,000          580,000
   (Residential East 17th Street) 3.90%, Series A (LOC; Chase Manhattan Bank) (a,b)            2,700,000        2,700,000
New York City Industrial Development Agency, VRDN:
   Civil Facility Revenue (Mercy College Project)
      3.90% (LOC; The Bank of New York) (a,b)..................................                1,700,000        1,700,000
   IDR:
      (La Guardia Association Project) 3.80% (LOC; Credit Agriole-Indosuez) (a,b)             13,700,000       13,700,000
      (Stroheim & Roman Project) 3.90% (LOC; Westdeutsche Landesbank) (a,b)....                5,700,000        5,700,000
New York State Dormitory Authority, Revenues, CP (Memorial Sloan Kettering)
   3.65%, Series A, 12/5/97 (LOC; Chase Manhattan Bank) (a)....................                7,700,000        7,700,000
New York State Energy, Research and Development Authority, PCR:
   (New York State Electric and Gas)
      3.60%, Series D, 12/1/97 (LOC; Union Bank of Switzerland) (a)............                5,000,000        5,000,000
   VRDN (Central Hudson Gas and Electric)
      3.95%, Series A (LOC; Union Bank of Switzerland) (a,b)...................                2,600,000        2,600,000


Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1997 (Unaudited)

                                                                                             Principal
Tax Exempt Investments (continued)                                                             Amount           Value
--------------------------------------------------------------------------------           -------------     ------------

New York (continued)
New York State Housing Finance Agency, VRDN:
   Contract Obligation 3.80%, Series A (LOC; Commerz Bank) (a,b)...............             $ 15,000,000     $ 15,000,000
   MFHR 3.80%, Series A (Insured; AMBAC and SBPA; Bank of Tokyo-Mitsubishi) (b)                3,100,000        3,100,000
New York State Local Government Assistance Corporation, VRDN:
   3.80%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)....               28,300,000       28,300,000
   3.90%, Series B (LOC; Credit Suisse) (a,b)..................................                5,100,000        5,100,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN:
   (Childrens Hospital Buffalo) 4%, Series A (LOC; Barclays Bank) (a,b)........                3,800,000        3,800,000
   (Pooled Equipment Loan Program) 3.90% (LOC; Chase Manhattan Bank) (a,b).....                8,000,000        8,000,000
New York State Power Authority, Revenue:
   CP 3.85%, 3/12/98 (LOC: Bank of America, The Bank of New York, Bank of Nova Scotia,
      Bank of Tokyo-Mitsubishi, Chase Manhattan Bank, Citibank,
      Industrial Bank of Japan and Sanwa Bank) (a).............................               13,000,000       13,000,000
   General Purpose Junior Lien
      3.75%, 3/1/98 (LOC: Bank of America, Bank of Tokyo-Mitsubishi,
      Morgan Guaranty Trust Co. and Sumitomo Bank) (a).........................               10,000,000       10,000,000
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
   (Versatile Structure) 3.85%, Series 2 (LOC; Morgan Guaranty Trust Co.)......                6,900,000        6,900,000
Rochester County, BAN 4%, Series I, 3/10/98....................................               15,000,000       15,011,750
Rockland County, RAN 4.25%, 4/15/98............................................                5,000,000        5,007,120
Suffolk County, TAN 4.25%, Series II, 9/10/98 (LOC: Canadian Imperial Bank of Commerce,
   National Westminster Bank and Westdeutsche Landesbank) (a)..................               10,000,000       10,029,806
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
   3.75% (Insured; FGIC and Liquidity Facility; FGIC) (b)......................               15,400,000       15,400,000
Westchester County, TAN 3.48%, 12/11/97........................................                7,175,000        7,175,000

U.S. Related--5.3%
Commonwealth of Puerto Rico Government Development Bank, CP
   3.85%, 12/4/97..............................................................               15,650,000       15,650,000
                                                                                                             ------------

TOTAL INVESTMENTS
   (cost $292,939,778).........................................................                              $292,939,778
                                                                                                             ============

Dreyfus New York Tax Exempt Money Market Fund
-------------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BAN        Bond Anticipation Notes                                         Insurance Corporation
BPA        Bond Purchase Agreement                          MFHR       Multi-Family Housing Revenue
CP         Commercial Paper                                 PCR        Pollution Control Revenue
FGIC       Financial Guaranty Insurance Corporation         RAN        Revenue Anticipation Notes
IDR        Industrial Development Revenue                   SBPA       Standby Bond Purchase Agreement
LOC        Letter of Credit                                 TAN        Tax Anticipation Notes
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
F1+/F1                         VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)               89.5%
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                      10.5
                                                                                               -------
                                                                                                100.0%
                                                                                               =======


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Secured by letters of credit. At November 30, 1997, 66.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Fitch currently provides creditworthiness information for a limited number of investments.

(d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.

(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              November 30, 1997 (Unaudited)

                                                                                                    Cost            Value
                                                                                                ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments           $292,939,778    $292,939,778
                              Cash.............................................                                       90,674
                              Interest receivable..............................                                    2,184,117
                              Prepaid expenses.................................                                       18,841
                                                                                                                ------------
                                                                                                                 295,233,410
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       92,439
                              Accrued expenses.................................                                       30,300
                                                                                                                ------------
                                                                                                                     122,739
                                                                                                                ------------

NET ASSETS.....................................................................                                 $295,110,671
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $295,169,884
                              Accumulated net realized gain (loss) on investments                                    (59,213)
                                                                                                                ------------

NET ASSETS.....................................................................                                 $295,110,671
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  295,169,884

NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       =====


              See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Operations         Six Months Ended November 30, 1997 (Unaudited)


INVESTMENT INCOME


INCOME                        Interest Income............................                                     $5,419,194


EXPENSES:                     Management fee--Note 2(a)..................                   $741,141
                              Shareholder servicing costs--Note 2(b).....                    151,799
                              Professional fees..........................                     29,095
                              Custodian fees.............................                     15,281
                              Trustees' fees and expenses--Note 2(c).....                      9,932
                              Prospectus and shareholders' reports.......                      8,407
                              Registration fees..........................                      4,710
                              Miscellaneous..............................                      3,804
                                                                                            --------
                                Net Expenses.............................                                        964,169
                                                                                                              ----------



INVESTMENT INCOME--NET...................................................                                      4,455,025



NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).......................                                          (1,531)
                                                                                                               ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $4,453,494
                                                                                                               ==========




                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Six Months Ended
                                                                                            November 30, 1997    Year Ended
                                                                                               (Unaudited)      May 31, 1997
                                                                                           ------------------   -------------
OPERATIONS:
   Investment income--net.................................................                   $   4,455,025      $   8,292,734
   Net realized gain (loss) on investments................................                          (1,531)            (2,193)
                                                                                             -------------      -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                       4,453,494          8,290,541
                                                                                             -------------      -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                      (4,455,025)        (8,292,734)
                                                                                             -------------      -------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................                     167,826,188        321,563,516
   Dividends reinvested...................................................                       4,216,244          7,854,026
   Cost of shares redeemed................................................                    (168,458,985)      (336,654,228)
                                                                                             -------------      -------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    3,583,447         (7,236,686)
                                                                                             -------------      -------------
         Total Increase (Decrease) in Net Assets..........................                       3,581,916         (7,238,879)

NET ASSETS:
   Beginning of Period....................................................                     291,528,755        298,767,634
                                                                                             -------------      -------------
   End of Period..........................................................                   $ 295,110,671      $ 291,528,755
                                                                                             =============      =============





                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                              Six Months Ended                   Year Ended May 31,
                                              November 30, 1997    -------------------------------------------------
PER SHARE DATA:                                  (Unaudited)       1997       1996       1995       1994       1993
                                              -----------------    -----      -----      -----      -----      -----
   Net asset value, beginning of period.            $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
                                                    -----          -----      -----      -----      -----      -----
   Investment Operations:
   Investment income--net...............             .015           .028       .030       .027       .017       .019
                                                    -----          -----      -----      -----      -----      -----
   Distributions:
   Dividends from investment income--net            (.015)         (.028)     (.030)     (.027)     (.017)     (.019)
                                                    -----          -----      -----      -----      -----      -----
   Net asset value, end of period.......            $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
                                                    =====          =====      =====      =====      =====      =====
TOTAL INVESTMENT RETURN.................             3.03%*         2.83%      3.05%      2.76%      1.69%      1.87%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets            .65%*          .68%       .64%       .68%       .68%       .67%
   Ratio of net investment income
      to average net assets.............             3.01%*         2.79%      3.00%      2.71%      1.68%      1.86%
   Net Assets, end of period (000's omitted)     $295,111       $291,529   $298,768   $317,840   $343,964   $379,816

------------------
* Annualized.


                       See notes to financial statements.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus New York Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $55,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through May 31, 1997, which are treated, for Federal income tax purposes as arising in fiscal 1998. If not applied, $15,000 of the carryover expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004 and $3,000 expires in fiscal 2005.

Dreyfus New York Tax Exempt Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11 1/42% of the value of the Fund's average net assets the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1997, there was no expense reimbursement, pursuant to the Agreement.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $98,119 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $62,318 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus New York Tax Exempt
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 WashingtonStreet
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     273SA9711